INVESTMENT MANAGEMENT

Morgan Stanley
Active Assets Prime Trust

SUMMARY PROSPECTUS  OCTOBER 31, 2016

Share Class and Ticker Symbols
S Class	Administrative Class	Advisory Class	Select Class
AVIXX	AADXX	AAVXX	AAEXX

Before you invest, you may want to review the Fund's statutory prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund's Prospectus and SAI, both dated October 31, 2016 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objectives

Active Assets Prime Trust is a money market fund that seeks high current income, preservation of capital and liquidity.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: S Class, Administrative Class, Advisory Class and Select Class. Each Class has different fees and expenses and varying minimum initial investment amounts. The Fund does not impose any sales charges or distribution and/or shareholder service (12b-1) fees for S Class shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	S Class	Administrative Class	Advisory Class	Select Class
Advisory Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Shareholder Service (12b-1) Fee	N/A	N/A	N/A	0.55%
Other Expenses	0.08%	0.08%	0.08%	0.08%
Shareholder Administration Fee	N/A	0.15%	N/A	N/A
Service and Shareholder Administration Fee	N/A	N/A	0.25%	N/A

	S Class	Administrative Class	Advisory Class	Select Class
Shareholder Service Fee	N/A	N/A	N/A	0.25%
Total Annual Fund Operating Expenses[1]	0.18%	0.33%	0.43%	0.98%
Fee Waiver and/or Expense Reimbursements[1]	N/A	N/A	N/A	0.48%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.18%	0.33%	0.43%	0.50%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
S Class	$18	$58	$101	$230
Administrative Class	$34	$106	$185	$418
Advisory Class	$44	$138	$241	$542
Select Class	$51	$264	$495	$1,158

1  The Fund's "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., has contractually agreed to assume all operating expenses of the Fund (except for brokerage fees) to the extent that such expenses on an annualized basis exceed 0.20%, 0.35%, 0.45% and 1.00% of the average daily net assets of the Fund's S Class, Administrative Class, Advisory Class and Select Class, respectively. This arrangement had no effect during the most recent fiscal year. In addition, the Fund's "Distributor," Morgan Stanley Distribution, Inc., and the Adviser and Administrator have agreed to waive all or a portion of the Fund's shareholder service/distribution fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Principal Investment Strategies

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Adviser seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including, but not limited to, commercial paper); debt obligations of U.S.-regulated banks (including domestic branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated foreign bank obligations; asset-backed securities; repurchase agreements; municipal obligations; and variable and floating rate notes.

The Fund operates as a "retail money market fund," as such term is defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). A "retail money market fund" is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a "retail money market fund," the Fund may value its securities using the amortized cost method as permitted by Rule 2a-7 to maintain a stable net asset value ("NAV") of $1.00 per share. Like other retail money market funds, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The principal risks of investing in the Fund include:

•  Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. The historically low interest rate environment increases the risk associated with rising interest rates. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates.

•  U.S. Government Securities. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•  Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•  Foreign Money Market Securities. Investing in money market securities of foreign issuers involves some additional risks, including the possibility of adverse political, economic or other developments affecting the issuers of these securities.

•  Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund's right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

•  Municipal Obligations. To the extent the Fund invests in municipal obligations issued by state and local governments and their agencies, the Fund may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations. To the extent that the Fund invests in municipal obligations of issuers in the same economic sector, it could be more sensitive to economic, business or political developments which affect such sector.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's S Class shares' performance from year-to-year and by showing the Fund's average annual returns for the one, five and 10 year periods. The performance of the Administrative, Advisory and Select Class shares will differ because the Administrative, Advisory and Select Class shares have different ongoing fees. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

The year-to-date total return as of September 30, 2016 for S Class shares was 0.23%.

High Quarter	12/31/06	1.33%
Low Quarter	9/30/13	0.00%

Average Annual Total Returns For the Periods Ended
December 31, 2015

	Past 1 Year	Past 5 Years	Past 10 Years
S Class	0.08%	0.06%	1.34%
Administrative Class† (commenced operations on 3/31/16)	N/A	N/A	N/A
Advisory Class† (commenced operations on 3/31/16)	N/A	N/A	N/A
Select Class† (commenced operations on 3/31/16)	N/A	N/A	N/A

†  Administrative, Advisory and Select Class shares of the Fund had not commenced operations as of December 31, 2015 and therefore Administrative, Advisory, and Select Class shares do not have annualized return information to report.

For the Fund's most recent 7-day annualized yield you may call toll-free (800) 548-7786.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Purchase and Sale of Fund Shares

Investments in the Fund are limited to shareholder accounts beneficially owned by natural persons.

The minimum initial investment is generally $5,000 for S Class shares and $10,000,000 for each of Administrative Class and Advisory Class shares of the Fund. There is no minimum initial investment amount for Select Class shares of the Fund. The minimum investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—How to Buy Shares."

Fund shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone ((800) 548-7786) or by contacting an authorized third-party, such as a broker, dealer or other financial intermediary that has entered into a selling agreement with the Fund's Distributor (each, a "Financial Intermediary"). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. For more information, please refer to the sections of the Prospectus entitled "Shareholder Information—How to Buy Shares."

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

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